                                                                    Exhibit 10.5

THE  COLLATERAL  SUBJECT TO THIS  MORTGAGE,  SECURITY  AGREEMENT,  AND FINANCING
STATEMENT INCLUDES GOODS THAT ARE OR ARE TO BECOME FIXTURES.

THIS MORTGAGE, SECURITY AGREEMENT, AND FINANCING STATEMENT IS TO BE FILED IN THE
REAL PROPERTY RECORDS FOR LEXINGTON COUNTY, SOUTH CAROLINA, AND SHALL SERVE AS A
FIXTURE FILING FINANCING STATEMENT.

STATE OF SOUTH CAROLINA       )         MORTGAGE, SECURITY AGREEMENT
                              )            AND FINANCING STATEMENT
COUNTY OF LEXINGTON           )

     THIS MORTGAGE,  SECURITY AGREEMENT AND FINANCING STATEMENT (the "MORTGAGE")
is made and  entered  into as of  December  9, 2005,  by ENCLAVES OF GRAND OAKS,
LLC., a South Carolina  limited  liability  company,  its successors and assigns
(the  "MORTGAGOR"),  in favor of SOVEREIGN BANK, a federally  chartered  savings bank, having as an address 1010 Farmington Avenue, West Hartford,  CT 06107, its
successors and assigns (the "MORTGAGEE").

                                   WITNESSETH:

     WHEREAS,  the  Mortgagor is indebted to Mortgagee  pursuant to a promissory note dated of even date  herewith in the face amount of Four Million Six Hundred
Fifteen Thousand and 00/100 Dollars  ($4,615,000.00)  (together with any and all extensions,  renewals, or modifications thereof, the "NOTE"),  evidencing a loan
(the "LOAN") from Mortgagor to Mortgagee in like amount; and

     WHEREAS,  the Mortgagor desires to secure its obligations under the Note by granting the Mortgagee a mortgage lien on the real property and improvements and a security interest in the personal property described below;

     NOW, THEREFORE,  the Mortgagor, in consideration of the aforesaid debt, and also in consideration of the further sum of Three and No/100 ($3.00) Dollars, to it in hand paid by the Mortgagee,  receipt whereof is hereby  acknowledged,  and for the  purpose of securing  the  Obligations  (as  hereinafter  defined),  has granted,  bargained,  sold,  and released,  and by these  presents,  does grant, bargain,  sell and release unto the Mortgagee,  its successors and assigns,  and
Mortgagor  does hereby  grant a security  interest in, the  following  property, rights, and interests (collectively, the "PROPERTY"):

     (a)  LAND.  The real  property  described in Exhibit A attached  hereto and made a part hereof (the "LAND");

     (b)  ADDITIONAL LAND. All additional lands,  estates and development rights hereafter  acquired by  Mortgagor  for use in  connection  with the Land and the development of the Land and all additional  lands and estates therein which may, from time to time,  by  supplemental  mortgage or otherwise  be  expressly  made subject to the lien of this Security Instrument;

     (c)  IMPROVEMENTS.   The  buildings,   structures,   fixtures,   additions,
enlargements,  extensions, modifications, repairs, replacements and improvements
now  or   hereafter   erected  or  located  on  the  Land   (collectively,   the
"IMPROVEMENTS");

     (d)  EASEMENTS.  All easements,  rights-of-way or use,  rights,  strips and gores of land,  streets,  ways,  alleys,  passages,  sewer rights,  water, water courses,  water rights and powers,  air rights and development  rights,  and all
estates,  rights,  titles,   interests,   privileges,   liberties,   servitudes,
tenements,  hereditaments and appurtenances of any nature whatsoever, in any way now or  hereafter  belonging,  relating  or  pertaining  to  the  Land  and  the
Improvements and the reversions and remainders, and all land lying in the bed of any street,  road or avenue,  opened or proposed,  in front of or adjoining  the
Land, to the center line thereof and all the estates, rights, titles, interests, rights of dower,  rights of  curtesy,  property,  possession,  claim and  demand whatsoever,  both at law and in equity, of Mortgagor, in and to the Land and the
Improvements and every part and parcel thereof, with the appurtenances  thereto;
and

     (e)  OTHER  INTERESTS.  All  rights,  privileges,   interests,   tenements,
hereditaments and appurtenances thereto belonging,  including without limitation all right, title and interest of Mortgagor in and to water,  minerals,  flowers, shrubs,  crops,  trees,  timber and other  emblements  now or hereafter  located therein, and the rents, issues and profits thereof, and any and all fixtures now or subsequently attached to or used in connection therewith;

     (f)  FIXTURES AND PERSONAL  PROPERTY.  All machinery,  equipment,  fixtures
(including,  but not  limited  to,  all  heating,  air  conditioning,  plumbing, lighting,  communications and elevator fixtures), furniture, software used in or to operate  any of the  foregoing  and other  property  of every kind and nature whatsoever  owned by  Mortgagor,  or in  which  Mortgagor  has or shall  have an interest,  now or  hereafter  located  upon the Land  and the  Improvements,  or appurtenant  thereto,  and  usable  in  connection  with the  present  or future operation  and  occupancy  of the Land  and the  Improvements  and all  building equipment,  materials and supplies of any nature  whatsoever owned by Mortgagor, or in which  Mortgagor has or shall have an interest,  now or hereafter  located upon the  Land and the  Improvements,  or  appurtenant  thereto,  or  usable  in connection  with the present or future  operation  and occupancy of the Land and the  Improvements,  together  with all building  materials  and equipment now or hereafter delivered to the Land or the Improvements and intended to be installed therein  (collectively,  the  "PERSONAL  PROPERTY"),  and the  right,  title and interest  of  Mortgagor  in and to any of the  Personal  Property  which  may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states  where any of the Property is located
(the "UNIFORM COMMERCIAL CODE"), and all proceeds and products of the above;

     (g)  LEASES AND  RENTS.  All  leases,  subleases,  subsubleases,  lettings, licenses,  concessions or other agreements (whether written or oral) pursuant to which any person is granted a possessory  interest in, or right to use or occupy all or any  portion of the Land and the  Improvements,  and every  modification, amendment or other agreement relating to such leases,  subleases,  subsubleases, or other  agreements  entered into in  connection  with such leases,  subleases, subsubleases,  or other  agreements and every  guarantee of the  performance and observance  of the  covenants,  conditions  and  agreements  to be performed and observed by the other party  thereto,  heretofore  or  hereafter  entered  into, whether  before or after the filing by or against  Mortgagor of any petition for relief under any bankruptcy or insolvency laws (collectively,  the "LEASES") and all right,  title and interest of Mortgagor,  its successors and assigns therein and thereunder,  including,  without  limitation,  cash or securities  deposited thereunder  to  secure  the  performance  by the  lessees  of their  obligations

                                                                               2

thereunder and all rents, additional rents, rent equivalents,  moneys payable as damages or in lieu of rent or rent equivalents,  royalties  (including,  without limitation,  all oil and gas or other mineral  royalties  and bonuses),  income,
receivables,   receipts,  revenues,  deposits  (including,  without  limitation, security, utility and other deposits),  accounts, cash, issues, profits, charges for  services  rendered,  and other  consideration  of  whatever  form or nature received  by or paid to or for the  account of or benefit  of  Mortgagor  or its agents or employees from any and all sources arising from or attributable to the
Property, including, all receivables, customer obligations,  installment payment obligations and other  obligations now existing or hereafter  arising or created out of the sale,  lease,  sublease,  license,  concession  or other grant of the right  of the  use and  occupancy  of  property  or  rendering  of  services  by
Mortgagor,  and proceeds,  if any, from business  interruption  or other loss of income  insurance  whether  paid or  accruing  before or after the  filing by or against  Mortgagor of any petition for relief under any bankruptcy or insolvency laws  (collectively,  the  "RENTS")  and all  proceeds  from  the  sale or other disposition  of the Leases  and the right to receive  and apply the Rents to the payment of the Debt;

     (h)  INSURANCE PROCEEDS.  All Insurance Proceeds in respect of the Property under any Policies covering the Property,  including,  without  limitation,  the right to  receive  and  apply  the  proceeds  of any  insurance,  judgments,  or settlements made in lieu thereof, for damage to the Property;

     (i)  CONDEMNATION AWARDS. All Awards, including interest thereon, which may heretofore  and  hereafter  be made with  respect to the  Property  by reason of
Condemnation,  whether  from  the  exercise  of  the  right  of  eminent  domain
(including,  but not limited to, any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

     (j)  BONDS,  DEPOSIT,  AND PERMITS.  All utility  service bonds and/or cash deposits,  site improvement bonds and/or cash deposits,  building permits, sewer connection  and/or tap-in  permits,  water  connection  and/or  tap-in  permits, curb-cut  permits,  utility  service  agreements,  site work agreements with any governmental  authority or public utility, and all other permits,  approvals and contracts of any kind relating to the Land or Improvements;

     (k)  WARRANTIES AND GUARANTIES.  All warranties and guaranties covering any appliances  and fixtures now or hereafter  located on or placed upon the Land or used in connection  with the  Improvements  including  without  limitation,  air conditioning, heating and other appliances and equipment;

     (l)  SURVEYS  AND   DOCUMENTS.   All  surveys,   agreements,   instruments,
contracts,  documents  of title,  choses in action  or  intangible  property  or contract  rights of any kind now  existing  or  hereafter  arising or created or entered in to related to the Land or the  Improvements or ownership or operation of the Land or  Improvements  including,  but not  limited  to,  the  plans  and specifications,  all construction,  architectural and other contracts,  purchase orders, permits, approvals,  licenses,  franchises,  trademarks,  project logos, building names,  surveys,  insurance policies,  bonds,  escrow funds,  easement, exclusive agency licenses or leases and proceeds of any of the foregoing;

     (m)  SALES  AGREEMENTS.  All sales  agreements,  deposit  receipts,  escrow agreements  and other  ancillary  documents  and  agreements  entered into which respect to the sale to any  purchasers  of any part of the Land or any buildings or structures on the Land,  together with all deposits and other proceeds of the sale thereof;

                                                                               3

     (n)  LICENSES.  All licenses (including,  but not limited to, any operating licenses), contracts, management contracts or agreements,  franchise agreements, permits,  authorities or  certificates  required or used in connection  with the ownership of, or the operation or maintenance of the Improvements;

     (o)  NAMES  AND  TRADEMARKS.  All  names  under or by which the Land or the
Improvements  may at any time be operated  or known,  and all rights to carry on business under any such names or any variant thereof, and all trademarks,  trade names, patents pending and goodwill;

     (p)  TAX  CERTIORARI.  All refunds,  rebates or credits in connection  with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

     (q)  RIGHTS.  The right, in the name and on behalf of Mortgagor,  to appear in and defend any action or proceeding  brought with respect to the Property and to commence any action or proceeding to protect the interest of Mortgagee in the
Property;

     (r)  AGREEMENTS.  All  agreements,  contracts,  certificates,  instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter  entered  into,  and all rights  therein and  thereto,  respecting  or pertaining to the use, occupation, construction,  management or operation of the
Land and any part  thereof  and any  Improvements  or any  business  or activity conducted on the Land and any part thereof and all right,  title and interest of
Mortgagor therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder,  to receive and collect any sums payable to Mortgagor thereunder;

     (s)  INTANGIBLES.   All  tradenames,   trademarks,   servicemarks,   logos,
copyrights,  goodwill,  books  and  records  and all other  general  intangibles relating to or used in connection with the operation of the Property;

     (t)  ACCOUNTS.  All reserves,  escrows and deposit  accounts  maintained by
Mortgagor with respect to the Property;

     (u)  CONVERSION. All proceeds of the conversion,  voluntary or involuntary, of  any of the  foregoing  items  set  forth  in  subsections  (a)  through  (m)
including,  without  limitation,  Insurance  Proceeds  and Awards,  into cash or liquidation claims; and

     (v)  OTHER  RIGHTS.  Any and all other  rights of  Mortgagor  in and to the items set forth above.

     TO HAVE AND TO HOLD, all and singular the Property, unto the Mortgagee, its successors and assigns forever.

     AND the  Mortgagor  covenants  with the  Mortgagee  that the  Mortgagor  is indefeasibly  seized of a good and  marketable fee simple title to said Land and has good and lawful  authority to mortgage said Land; that the Mortgagor  hereby fully  warrants  the title to said Land and will  defend  the same  against  the lawful claims of all persons whomsoever; and that said Land is free and clear of all  encumbrances  except taxes for the current year, a lien but not yet due and payable,  and any  encumbrances  described in Schedule B of the title  insurance policy accepted by Mortgagee.

                                                                               4

     PROVIDED,  ALWAYS,  that if the Mortgagor  shall pay unto the Mortgagee the said  Obligations  (including any future  advances);  AND if the Mortgagor shall duly,  promptly and fully  perform,  discharge,  execute,  effect,  complete and comply  with  and  abide  by each and  every  of the  stipulations,  agreements, conditions and covenants therein and in this Mortgage,  then this Mortgage shall cease and be null and void; otherwise to remain in full force and effect.

     THIS  MORTGAGE  secures  the  following  obligations   (collectively,   the
"OBLIGATIONS"):  (a) the  obligations of Mortgagor to Mortgagee  under the Note;
(b) any and all advances or expenditures made by Mortgagee pursuant to the terms of this Mortgage;  (c) attorneys' fees, court costs, and other amounts which may be due under the Note or this  Mortgage;  (d) the  obligations  of  Mortgagor to
Mortgagee under that certain hazardous  substances  indemnity  agreement of even date herewith executed by Mortgagor in favor of Mortgagor; (e) any and all other indebtedness of Mortgagor to Mortgagee,  now existing or hereafter  arising,  of whatever  class or  nature,  whether  or not now  contemplated  by the  parties, including  future advances  pursuant to S.C. Code Ann. ss. 29-3-50 (as set forth more fully below); and (f) any and all extensions,  renewals,  and modifications of any of the foregoing.  Extensions,  renewals,  and  modifications of the debt secured hereby, and future advances, may bear interest at a rate or rates higher than the rate borne by the Note or the other Obligations.

     THIS MORTGAGE  shall secure not only existing  indebtedness  but all future
advances  (in  accordance  with  S.C.  Code  Ann.  ss.  29-3-50,   as  amended),
readvances,  and  additional  indebtedness  hereafter  arising  or  incurred  by
Mortgagor  to or in favor of  Mortgagee,  and any  notes  evidencing  the  same, whether such advances or  indebtedness is obligatory or to be made at the option of the Mortgagee,  or otherwise, to the same extent as if such future advance or indebtedness  was made on the date of the  execution of this  Mortgage,  but the indebtedness  secured  by this  Mortgage  shall  not  exceed at any one time the maximum  principal amount of One Million Five Hundred Thirty Thousand and 00/100
Dollars ($1,530,000.00),  plus interest thereon,  reasonable attorneys' fees and court costs, and plus advancements for taxes,  insurance  premiums,  and repairs made by Mortgagee.  All indebtedness incurred after the date hereof by Mortgagor in favor of Mortgagee shall  conclusively be deemed to be a future advance under this Mortgage and entitled to the  protection of this provision and the security of this Mortgage.  Such future indebtedness may bear interest at a rate or rates greater than the rate set forth in the Note, or the other Obligations.  Interest on the Obligations  will be deferred,  accrued,  or  capitalized,  but Mortgagee shall not be required to defer,  accrue,  or capitalize  any interest  except as provided in the Obligations.

     AND the Mortgagor does hereby expressly covenant and agree as follows:

     1.   ASSIGNMENT OF RENTS AND PROFITS.  As further  security for the payment of the  Obligations  and  for the  faithful  performance  of all the  covenants, agreements,  terms and  provisions  of this  Mortgage,  Mortgagor  hereby sells, mortgages, transfers, and assigns unto Mortgagee and grants Mortgagee a security interest in all the right,  title and  interest of the  Mortgagor  in and to all current and future Leases and Rents;  it being  intended by Mortgagor  that this assignment constitutes a present,  absolute assignment and not an assignment for additional  security only, and does hereby direct each and all of the tenants of the Property to pay such rents, as they may now be due or shall hereafter become due to the said  Mortgagee,  upon demand for payment  thereof by said Mortgagee.
Nevertheless,  Mortgagee grants to Mortgagor a revocable  license to collect and receive the Rents until demand for payment thereof by said  Mortgagee;  it being understood  and agreed,  however,  that no such demand  shall be made unless and until there has occurred an Event of Default hereunder;  provided, however, that the license to collect or continue  collecting,  as aforesaid,  by the Mortgagor

                                                                               5

shall not  operate to permit the  collection  of any rents more than thirty (30)
days in advance of the date same are due under the terms and  provisions of said lease or leases.

     2.   MAINTENANCE OF PROPERTY. Mortgagor shall maintain the Property in good condition and repair and shall neither permit nor allow waste thereof. Mortgagor shall promptly repair or restore any portion of the Property which is damaged or destroyed by any cause  whatsoever and shall promptly pay when due all costs and expenses of such repair or restoration. Mortgagor shall not remove, demolish, or materially  alter any  improvement  or fixture which is now or hereafter part of the Property and shall cut no timber on the Property without the express written consent of Mortgagee. Mortgagee shall be entitled to specific performance of the provisions of this paragraph.

     3.   HAZARD AND FLOOD  INSURANCE.  Mortgagor shall maintain with respect to all completed buildings, improvements,  fixtures, and tangible personal property which are now or hereafter  part of the  Property,  fire and  extended  coverage insurance,  including  windstorm and hail,  and earthquake  insurance,  and such other hazard insurance as Mortgagor may require.  If any portion of the Property is located in a federally  designated special flood hazard area, Mortgagor shall also obtain a flood insurance  policy in the maximum amount  available under the
National Flood Insurance Act of 1968, but not to exceed the replacement value of all  buildings  and  improvements  located on the Property that are located in a federally  designated  special flood hazard area.  All such  insurance  shall be payable to Mortgagee as the interest of Mortgagee may appear pursuant to the New
York standard form of mortgagee clause or such other form of mortgagee clause as may be  required  by the  Mortgagee  and shall not be  cancelable  by either the insurer or the insured without at least thirty (30) days prior written notice to the Mortgagee.  Mortgagor shall keep the Property continuously insured as herein required  and shall  deliver to  Mortgagee  a copy of each  policy of  insurance required  hereby  together with a current  certificate  of insurance.  Mortgagor shall pay each  premium  coming  due on any such  policy of  insurance  and will deliver to  Mortgagee  proof of such payment at least ten (10) days prior to the date such premium would become  overdue or  delinquent.  Upon the  expiration or termination  of any  such  policy  of  insurance,  Mortgagor  shall  furnish  to
Mortgagee at least ten (10) days prior to such  expiration or termination a copy of a renewal or replacement policy of insurance meeting the requirements  hereof together with a current  certificate of insurance.  If Mortgagor fails to insure the  Property as herein  required,  Mortgagee  may so insure the Property in the name of Mortgagor or in the name of Mortgagee or both,  and the premiums for any such  insurance  obtained by Mortgagee  shall be the obligation of Mortgagor and shall be secured by this Mortgage. Upon foreclosure of this Mortgage, all right, title and  interest  of  Mortgagor  in and to any policy of  insurance  upon the
Property  which is in the custody of Mortgagee,  including the right to unearned premiums,  shall vest in the  purchaser  of the  Property  at  foreclosure,  and
Mortgagor  hereby  appoints  Mortgagee  as the  attorney in fact of Mortgagor to assign all right,  title and  interest of Mortgagor in and to any such policy of insurance to such  purchaser.  This  appointment is coupled with an interest and shall be irrevocable.

     4.   PROCEEDS OF INSURANCE. Mortgagor hereby assigns to Mortgagee the right to collect and receive any indemnity  payment  otherwise owed Mortgagor upon any policy of insurance insuring any portion of the Property,  regardless of whether
Mortgagee is named in such policy as a person entitled to collect upon the same.
So long as there has occurred no Event of Default hereunder,  or any event which but for the lapse of time or the giving of notice would  constitute  an Event of
Default,  any indemnity  payment  received by Mortgagee  from any such policy of insurance shall be applied in a manner reasonably determined by Mortgagee to the replacement,  repair or  restoration  of the portion of the Property  damaged or destroyed.  Notwithstanding  the  foregoing,  if at the time of  payment  of the insurance  proceeds  there has  occurred an Event of Default  which has not been

                                                                               6

cured or remedied as permitted hereunder, or if in the reasonable  determination of Mortgagee  the  insurance  proceeds,  together  with funds made  available by
Mortgagor for such purpose, are insufficient to replace,  repair, or restore the
Property,  then  Mortgagee may apply such proceeds to payment of any sum secured by this  Mortgage in such order as Mortgagee  may  determine.  No portion of any indemnity payment which is applied to replacement,  repair or restoration of any portion of the Property or which may be released to Mortgagor  shall be deemed a payment against any sums secured by this Mortgage.

     5.   TAXES.  Mortgagor  shall pay all taxes,  assessments and other charges which constitute or are secured by a lien upon the Property and shall deliver to
Mortgagee  proof of payment of the same not less than ten (10) days prior to the date the same becomes  delinquent;  provided,  however,  that Mortgagor shall be entitled by  appropriate  proceedings  to contest the amount of validity of such tax,  assessment or charge so long as the  collection of the same by foreclosure of the lien upon the Property is stayed during the pendency of such  proceedings and  Mortgagor  deposits  with the  authority to which such tax,  assessment  or charge is payable or with the Mortgagee  appropriate security for payment of the same,  together with any applicable  interest and penalties,  should the same be determined due and owing.  Mortgagor  shall not claim,  demand or be entitled to receive any credit or credits on the  principal  or interest  payable  under the
Obligations  secured  hereby,  for so much of the taxes,  assessments or similar impositions  assessed against the Property or any part thereof as are applicable to the indebtedness  secured hereby or to Mortgagee's  interest in the Property.
No deduction shall be claimed from the taxable value of the Property or any part thereof by reason of the Note,  this Mortgage or any other  instrument  securing the Note.

     6.   ADVANCES  BY  MORTGAGEE;  REIMBURSEMENT.  If  Mortgagor  fails to make payment for restoration or repair of the Property, for insurance premiums or for taxes, assessments or other charges as required in this Mortgage, Mortgagee may, but  shall  not be  obligated  to,  pay for the same,  and any such  payment  by
Mortgagee  will be secured by this  Mortgage and have the same rank and priority as the principal  debt secured hereby and bear interest from the date of payment at the highest rate set forth in any  promissory  note secured by this Mortgage.
Payments  made for taxes by  Mortgagee  shall be a first lien on the Property to the  extent  of the  taxes so paid  with  interest  from  the  date of  payment, regardless  of rank  or  priority  of  this  Mortgage.  Mortgagor  shall  pay to
Mortgagee  in cash on demand an amount  equal to any payment  made by  Mortgagee pursuant to this paragraph plus interest thereon as herein provided.

     7.   EXTENDING TIME FOR PAYMENT;  MODIFICATION OF INDEBTEDNESS.  Mortgagee,
without notice, and as often as it wishes to, may agree with any party obligated on the Obligations  (or any of them), or having an interest in the Property,  to renew or  extend  the time for  payment  of any part or all of the  indebtedness secured  hereby,  or  otherwise  modify the  payment  terms  (including  without limitation the interest rate) of any indebtedness secured hereby, all without in any way affecting either the lien hereof or the liability of any other party.

     8.   EVENTS OF DEFAULT.  The term "EVENT OF DEFAULT," wherever used in this
Mortgage, shall mean any one or more of the following events:

          (a) The  occurrence of an Event of Default under and as defined in the
     Note, and the continuation of such default unremedied beyond any applicable grace period set forth in the Note;

                                                                               7

          (b) Failure by the Mortgagor to duly observe any  covenant,  condition or  agreement  of this  Mortgage  other than the  payment of  principal  or
     interest  on  the  Obligations,   and  the  continuation  of  such  failure
     unremedied for a period of thirty (30) days after written notice thereof is provided  by  Mortgagee  to  Mortgagor;  provided,  however,  that  if such obligation,  covenant  or  agreement  is not  an  obligation,  covenant  or agreement for the payment of money and is susceptible of being cured by the
     Mortgagor,  but not reasonably within thirty (30) days, no default shall be deemed to have occurred so long as the Mortgagor commences cure within such thirty (30) days and  diligently  pursues such cure to completion  and such cure is completed within ninety (90) days;

          (c) The  discovery  of any  "HAZARDOUS  SUBSTANCE"  (as defined in the hazardous  substances indemnity agreement of even date herewith executed by the Mortgagor in favor of the Mortgagee ) on the Property,  which Mortgagee reasonably  determines has a material,  adverse effect on the value of such property; provided, however, that such discovery of any hazardous substance on such property shall not constitute an Event of Default provided that the
     Mortgagor  within  thirty (30) days after  written  demand for  performance thereof by  Mortgagee  (or such  shorter  period of time as may be required under any applicable law,  regulation,  order, or agreement),  commences to perform, or causes to be commenced, and thereafter diligently prosecutes to
     completion,   all   site   monitoring,   containment,   cleanup,   removal,
     restoration,  or  other  remedial  work of any  kind or  nature  reasonably necessary or desirable under any applicable local, state, or federal law or regulation,  or required under any judicial order,  or by any  governmental entity, to remedy the effect of the presence of such hazardous substances;

          (d) The  occurrence  of an "Event of Default"  under and as defined in that certain loan agreement dated of even date herewith  between  Mortgagor and Mortgagee,  and the continuation of such default  unremedied beyond any applicable grace period set forth in such loan agreement;

          (e) The sale, conveyance,  transfer, mortgage, lease or encumbrance of all or any portion of the Property, other than the sale of parcels from the
     Property in accordance with the terms and conditions of the Loan Agreement, and other than leases  entered into in the  ordinary  course of business at market rates;

          (f)  The  damage  or  destruction   of  a  material   portion  of  the
     Improvements,  which damage or destruction  is not promptly  repaired or is not fully covered by insurance;

          (g) Mortgagor  suffers or permits any lien,  encumbrance,  or security interest,  to arise or attach to the Property that is not promptly  removed or  satisfied,  or any judgment is entered  against  Mortgagor  that is not satisfied or appealed and stayed within thirty days; and

          (h) Default in the terms or conditions of any other  mortgage which is a lien  upon  the  Property  (irrespective  of  whether  such  mortgage  is permitted  by the  terms of this  Mortgage)  and the  continuation  of such default beyond any applicable grace period.

     9.   CONSEQUENCES OF DEFAULT. If an Event of Default shall occur:

          (a)  All  of the  indebtedness  secured  hereby  shall  become  and be immediately due and payable at the option of the Mortgagee,  without notice

                                                                               8

     or demand, which are hereby expressly waived, and the Mortgagee may proceed to foreclose  this  Mortgage and sell the Property or otherwise  pursue any right or remedy herein or by law provided.  At the  foreclosure,  Mortgagee shall be entitled to bid and purchase the Property and shall be entitled to apply the debt secured hereby,  or any portion thereof,  in payment for the
     Property.

          (b) Irrespective of whether Mortgagee  accelerates the maturity of all
     indebtedness  secured  hereby,  or  institutes   foreclosure   proceedings,
     Mortgagee  shall be entitled to the appointment of a receiver to enter upon and take and maintain  full control of the Property in order to perform all acts necessary and appropriate  for the operation and  maintenance  thereof including, but not limited to, the execution,  cancellation or modification of  leases,  the making of repairs to the  Property  and the  execution  or termination of contracts providing for the management or maintenance of the
     Property,  all on such  terms as are  deemed  appropriate  to  protect  the security of this  Mortgage.  The receiver shall be entitled to a reasonable fee for so managing  the  Property.  All rents  collected  pursuant to this paragraph  shall be  applied  first  to the  costs of  taking  control  and managing the Property and collecting  the rents,  including but not limited to reasonable  attorneys'  fees,  receiver's  fees,  premiums on receiver's bonds,  costs of repair to the  Property,  premiums on insurance  policies, taxes,  assessments  and other  charges on the  Property,  and the costs of discharging  any liability or obligation of Mortgagor as lessor or landlord of the Property and then to the sums  secured by this  Mortgage.  Mortgagee and the  receiver  shall have access to the books and  records  used in the operation  and  maintenance  of the Property and shall be liable to account only for those rents actually  received.  Mortgagee  shall not be liable to
     Mortgagor,  anyone claiming under or through Mortgagor, or anyone having an interest  in the  Property  by reason of  anything  done or left  undone by
     Mortgagee  under  this  paragraph.  If the  rents of the  Property  are not sufficient to meet the costs of taking control of and managing the Property and collecting the rents, Mortgagee may at its sole option advance funds to meet the costs.  Any funds  expended by Mortgagee for such  purposes  shall become  indebtedness  of Mortgagor to Mortgagee  secured by this  Mortgage.
     Such funds shall be payable on demand by Mortgagee  and shall bear interest at the  highest  rate set  forth in any  promissory  note  secured  by this
     Mortgage.  The entering upon and taking and  maintaining  of control of the
     Property by the Mortgagee or the receiver and the  application of the rents as  provided  herein  shall  not cure or waive  any  default  hereunder  or invalidate any other right or remedy of Mortgagee hereunder.

          (c) The Mortgagee shall, in addition to all other rights and remedies, have  the  rights  and  remedies  of a  secured  party  under  the  Uniform
     Commercial Code, including without limitation, the right to take possession of the Personal  Property,  and for that purpose the Mortgagee  may: (i) so far as the Mortgagor can give authority  therefor,  enter upon any premises on  which  the  Personal  Property  may be  situated  and  remove  the same therefrom; (ii) take possession or control of the Personal Property and the premises on which it is located;  (iii)  require the  Mortgagor to assemble all or any part of the Personal Property or records concerning the Personal
     Property  and  make  such  available  to the  Mortgagee  at a  place  to be designated by the Mortgagee which is reasonably convenient to both parties;
     (iv) sell or otherwise  dispose of all or any part of the  inventory on any premises  where then  located  without  being  liable to the  Mortgagor  on account  of any  loss,  damage or  depreciation  that may occur as a result thereof so long as the  Mortgagee  shall act in a  commercially  reasonable manner;  (v) use all trademarks,  service marks, trade names, trade styles, logos, goodwill, trade secrets, franchises,  licenses and patents which the
     Mortgagor now has or may hereafter  acquire,  including the right to use or license  the use of said  marks,  names,  styles,  logos  and  goodwill  in connection  with the sale of goods or the  rendering  of  services,  in the

                                                                               9

     conduct of service, advertising,  promotion and the like; and (vi) lease or license  third  persons or entities for such  purpose.  Unless the Personal
     Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized  market,  the Mortgagee shall give to the  Mortgagor  at least  thirty (30) days'  prior  written  notice  (which
     Mortgagor agrees is "reasonable notification" within the meaning of Section
     9-504 of the Uniform Commercial Code of the State of South Carolina) of the
     time and place of any public sale or any other intended  disposition of the
     Personal Property is to be made.

     10.  MARSHALLING OF ASSETS.  The Mortgagee shall not be required to marshal any present or future  security for  (including but not limited to this Mortgage and the  Property),  or  guaranties  of, the  Obligations  or any of them, or to resort to such security or guaranties in any  particular  order;  and all of the rights  hereunder  and in  respect  of such  security  and  guaranties  shall be cumulative and in addition to all other rights,  however existing or arising. To the extent that it lawfully  may, the  Mortgagor  hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the  enforcement of the  Mortgagee's  rights under this Mortgage or under any other instrument  evidencing any of the Obligations or under which any of the Obligations is secured or guaranteed,  and to the extent that it lawfully may, the Mortgagor hereby irrevocably waives the benefits of all such laws.

     11.  COSTS AND  EXPENSES.  All  reasonable  costs and  expenses  (including reasonable attorneys' fees) incurred or paid by the Mortgagee in connection with enforcement  of the  Obligations  or the exercise by the Mortgagee of any of its rights or remedies hereunder,  or in retaking,  holding,  preparing for sale and selling or otherwise  realizing  upon any of the  Property,  including,  without limitation,  the reasonable attorneys' fees and expenses of any attorney to whom this  matter is  referred  (whether  or not  litigation  is  commenced),  or for representation in proceedings under any bankruptcy or insolvency law, or in case the Mortgagee has become a party either as plaintiff or as defendant in any suit or legal  proceeding  in relation to the  Property or the lien  created  herein, shall be repaid by the Mortgagor to the Mortgagee upon demand,  with interest at the highest rate set forth in any promissory  note secured by this Mortgage.  In the event said  expenses are not paid by the  Mortgagor to the  Mortgagee,  they shall become part of the Obligations and shall be secured hereby.

     12.  INTEREST.   It  is  agreed  that  nothing  herein  contained  nor  any transaction  related  thereto shall be construed or so operate as to require the
Mortgagor  to pay  interest at a rate greater than is now lawful in such case to contract for, or to make any payment or to do any act contrary to laws,  that if any  clauses or  provisions  herein  contained  operate  or would  prospectively operate to invalidate this Mortgage or any promissory note or other indebtedness secured hereby, in whole or in part, then such clauses and provisions only shall be held for naught,  as though not herein  contained,  and the remainder of this
Mortgage shall remain operative and in full force and effect.

     13.  EMINENT DOMAIN. The Mortgagee shall be entitled to receive and recover the entire award made in any eminent  domain  proceedings to the extent that the same does not exceed the amount necessary to pay in full all sums secured by the lien of this Mortgage.

     14.  TRANSFER OF  PROPERTY.  Mortgagor  shall not sell,  convey,  transfer, mortgage,  lease or further encumber, nor suffer or permit the sale, conveyance, transfer, mortgage, lease or encumbrance, whether voluntarily or by operation of law,  of any  interest  in or any part of the  Property,  the rents and  profits therefrom,  or the  Personal  Property,  without  the prior  written  consent of
Mortgagee;  provided,  however,  that the  Mortgagor  may sell  parcels from the
Property in accordance with the terms and conditions of the Loan  Agreement.  If any  person or  entity  should  obtain  any  interest  in all or any part of the

                                       10

Property pursuant to the execution or enforcement of any lien, security interest or other right,  whether superior,  equal or subordinate to this Mortgage or the lien hereof, such event shall unless otherwise provided herein be deemed to be a transfer by Mortgagor. Mortgagor shall not, without the prior written consent of the  Mortgagee,  further  assign the rents from the  Property nor enter into any agreement or do any act to amend, modify,  extend,  terminate or cancel,  accept the surrender, subordinate,  accelerate the payment of rent, or change the terms of any renewal  option of any lease now or hereafter  covering  such property or any part thereof  which would in each  instance or in the  aggregate  materially affect the  collateral  or the operation of the Mortgagor or the Property or the ability of the Mortgagor to perform its obligations hereunder.

     15.  FURTHER  ASSURANCES.  The Mortgagor  shall,  at its sole expense,  do, make, execute and deliver all such additional and further acts,  things,  deeds, assurances and instruments, in each case in form and substance,  satisfactory to the Mortgagee, relating to the creation, validity, or perfection of the mortgage lien and security  interests  provided for in this  Agreement  under the Uniform
Commercial  Code or other  laws of the State of South  Carolina  or of any other state or  states in which  Mortgagor  is doing  business  or in which any of the
Property is located as the Mortgagee may from time to time  reasonably  request, and shall take all such other action as the  Mortgagee  may  reasonably  require more completely to vest in any and assure to the Mortgagee its rights  hereunder or in any of the Property,  including without limitation  execution and delivery of financing  statements  which the Mortgagee  deems  appropriate to perfect and continue  the  security  interest  hereby  granted;  and  the  Mortgagor  hereby irrevocably  authorizes the Mortgagee,  or its designee, at the Mortgagor's sole expense,  to execute  and file such  financing  statements,  with or without the
Mortgagor's signature, as the Mortgagee may deem appropriate.  In the event that any recording or refiling (or the filing of any statement of continuation of any mortgage lien or financing  statement) or any repledge,  or any other action, is required  at any time to protect  and  preserve  such  security  interests,  the
Mortgagor shall, at its sole expense, cause the same to be done or taken at such time and in such manner as may be necessary and as may be  reasonably  requested by the Mortgagee.

     16.  INSPECTIONS;  EASEMENT. Mortgagor agrees that Mortgagee shall have the right, at any time during the term of this Mortgage, to conduct an environmental investigation of the Property,  either itself or by or through designated agents and may  exercise  such rights  from time to time,  and in  furtherance  of such rights,  Mortgagor  hereby grants to Mortgagee,  its successors  and assigns,  a non-exclusive limited easement over and across the Property, and its subsurface, for access to the Property and for the purpose of  conducting  an  environmental investigation  of such  Property  (including  the taking of  physical  samples), provided that any such  investigation  shall be conducted in such a manner as to not disrupt the Mortgagor's  operations on the Property.  Mortgagor acknowledges that no adequate  remedy at law exists for a violation of the  easement  granted herein and agrees that  Mortgagee  is entitled  to specific  performance  of its rights under this easement.  The satisfaction of, or the release of a portion of the Property,  shall  evidence a termination  of the easement  granted herein in full, or as to the Property released, as the case may be.

     17.  GOVERNING  LAW. This  instrument is to be governed by and construed in accordance with the laws of the State of South Carolina and each of the remedies provided for herein shall be  cumulative  so that the right of the  Mortgagee to exercise  one or more of such  remedies  shall  not be  construed  to  limit  or preclude the right of the Mortgagee to exercise any other remedy or remedies set forth herein.

                                                                              11

     18.  NO WAIVER.  No delay by  Mortgagee in  exercising  any right or remedy hereunder,  or otherwise  afforded by law,  shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any default hereunder.

     19.  MISCELLANEOUS.  The covenants  herein  contained  shall bind,  and the benefits  and  advantages  shall  inure  to  the  respective  heirs,  executors, administrators, successors and assigns of the parties hereto. Wherever used, the singular number shall include the plural,  the plural the singular,  and the use of any gender shall include all genders.

     20.  BENEFITS  TO  MORTGAGOR.   The  undersigned  Mortgagor  represents  to
Mortgagee  that the  Mortgagor is benefited by the loans  evidenced by the Note, whether or not the  Mortgagor  is the obligor  thereon,  and that  adequate  and sufficient  consideration  has been given to  Mortgagor  for its  execution  and delivery of this Mortgage.

     21.  SECURITY AGREEMENT.  This Mortgage creates a lien on the Property, and to the  extent the  Property  is not real  property  under  applicable  law this
Mortgage  constitutes  a security  agreement  under the South  Carolina  Uniform
Commercial Code and any other applicable law.

     22.  NO  DEROGATION.  The grant of a security  interest to Mortgagee in the granting  clauses of this  Mortgage  shall not be construed to derogate  from or impair the lien or provisions of or the rights of Mortgagee  under this Mortgage with respect to any property  described  therein which is real property or which the parties have agreed to treat as real property.  The hereby stated  intention of the Mortgagor and Mortgagee is that  everything  used in connection  with the production  of income from such real property or adapted for use thereon is, and at all  times  and for all  purposes  and in all  proceedings,  both  legal  and equitable,  shall be regarded as real property,  irrespective  of whether or not the same is  physically  attached to the land or the  improvements  thereon.  If required by Mortgagee,  at any time during the term of this Mortgage,  Mortgagor will  execute and  deliver to  Mortgagee,  in form  satisfactory  to  Mortgagee, additional security  agreements,  financing  statements and/or other instruments covering all personal property or fixtures of Mortgagor which may at any time be furnished,  placed on, or annexed or made  appurtenant  to the real  property or used, useful or held for use, in the operation of the Improvements.

     23.  PERSONAL  PROPERTY.  As to  any  part  of  the  Property  constituting personal  property,  Mortgagee  may  proceed  as to such  personal  property  in accordance with  Mortgagee's  rights and remedies in respect to such property or sell the personal property separately and without regard to the remainder of the
Property in  accordance  with  Mortgagee's  rights and remedies  provided by the
South  Carolina  Uniform  Commercial  Code as well as other  rights and remedies available at law or in equity.

     24.  FINANCING  STATEMENTS.  With  respect to those  items of the  Property which are or are to become fixtures related to the herein described real estate, this Mortgage shall constitute a financing  statement filed as a fixture filing.
The lien upon fixtures  granted herein and perfected hereby shall be in addition to and not in lieu of any lien upon fixtures acquired under real property law.

     25.  NOTICES.  Whenever  this  Mortgage  requires  or permits  any  notice, request or demand by one party to the other, the notice,  request or demand must be in  writing  and shall be deemed to have been given if it is  enclosed  in an envelope  addressed to the party to be notified at the address  stated below (or such other  address as may have been  designated  by  written  notice)  properly stamped,  sealed,  and  deposited  in the United  States  mail as  certified  or

                                       12

registered  mail,  return receipt  requested.  The address of each party for the purposes of this Section are as follows:

         If to the Mortgagor     Enclaves of Grand Oaks, LLC
                                 c/o Enclave Group, Inc.
                                 45 Knollwood Road
                                 Elmsford, NY 10523

         If to the Mortgagee     Sovereign Bank
                                 1010 Farmington Avenue
                                 WEST HARTFORD, CT 06107

     26.  SEVERABILITY.  If any provision hereof should be held unenforceable or void,  then  such  provision  shall  be  deemed  separable  from  the  remaining provisions and shall in no way affect the validity of this Mortgage  except that if such provision  relates to the payment of any monetary sum,  then,  Mortgagee may, at its option,  declare the  indebtedness and all other sums secured hereby immediately due and payable.

     27.  INSTRUMENT  UNDER SEAL.  This  Mortgage is intended to be and shall be construed as an instrument under seal.

     28.  WAIVER OF JURY TRIAL.  THE MORTGAGOR  WAIVES ITS RIGHT TO A JURY TRIAL
WITH  RESPECT TO ANY ACTION OR CLAIM  ARISING OUT OF ANY  DISPUTE IN  CONNECTION
WITH THIS MORTGAGE,  ANY RIGHTS OR OBLIGATIONS  HEREUNDER OR THE  PERFORMANCE OR
ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS.  Except as prohibited by law, the
Mortgagor  waives  any  right  which  it may have to  claim  or  recover  in any litigation  referred  to in  the  preceding  sentence  any  special,  exemplary, punitive or consequential  damages or any damages other than, or in addition to, actual  damages.  The Mortgagor (i) certifies that neither the Mortgagee nor any representative, agent or attorney of the Mortgagee has represented, expressly or otherwise,  that the Mortgagee  would not, in the event of  litigation,  seek to enforce the foregoing  waivers or other  waivers  contained in this Mortgage and
(ii) acknowledges  that, in making the Loan evidenced by the Note, the Mortgagee is relying upon, among other things, the waivers and certifications contained in this Section.

                         {Signatures on following pages}

                                                                              13

     29.  WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real  estate  foreclosure  proceeding  a defendant  against  whom a personal judgment is taken or asked may within thirty days after the sale of the Property apply to the court for an order of appraisal.  The statutory  appraisal value as approved by the court would be substituted for the high bid and may decrease the amount  of  any  deficiency  owing  in  connection  with  the  transaction.  THE
UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY  APPRAISAL RIGHTS WHICH
MEANS THE HIGH BID AT THE JUDICIAL  FORECLOSURE SALE WILL BE APPLIED TO THE DEBT
REGARDLESS OF ANY APPRAISED VALUE OF THE PROPERTY.

     IN WITNESS  WHEREOF,  Mortgagor  has  hereunto  caused this  Mortgage to be executed in its name and its seal  affixed  hereto as of the date first  written above.

                                     MORTGAGOR:

WITNESSES:                           ENCLAVES OF GRAND OAKS, LLC
                                     a South Carolina, limited liability company
/s/ Faith Witt                       By: Enclaves Group, Inc.
Faith Witt                           Its:   Manager
---------------------------

/s/ Wendy Dematteo                   /s/ Daniel G. Hayes
Wendy DeMatteo                       ----------------------------------
---------------------------          By:  Daniel G. Hayes

                                     Its: President and CEO

STATE OF NEW YORK      )
                       )
COUNTY OF WESTCHESTER  )

     I, DAVID JAY PARKER,  do hereby certify that Enclaves of Grand Oaks, LLC, a
South Carolina limited liability company  Corporation,  by Enclaves Group, Inc., its duly authorized  Manager,  by , its , personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official seal this the 8 day of December, 2005.

                                         /s/ David Jay Parker
                                         ---------------------------
                                         Notary Public for
                                                           --------------------
                                         My Commission Expires:
                                                               ---------------

                                                   David Jay Parker
                                            Notray Public, State of New York
                                                    No. 02PA6105869
                                            Qualified in Westchester County
                                            Commission Expires Feb. 23, 2008

                                                                              14

                                    EXHIBIT A

                              PROPERTY DESCRIPTION